UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2009
Patriot Coal Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33466 (Commission File Number)	20-5622045 (I.R.S. Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri (Address of Principal Executive Offices)		63141 (Zip Code)
Registrant’s telephone number, including area code: (314) 275-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On June 15, 2009, Patriot Coal Corporation (“Patriot” or the “Company”) issued a press release announcing an update on certain of its metallurgical coal supply agreements and updating the Company’s production guidance for the year. The Company has reached agreement with a customer that previously requested deferral of a portion of contracted shipments. Separately, Patriot has filed a demand for arbitration against another customer to enforce the Company’s contractual rights. A copy of Patriot’s press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Other Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Patriot Coal Corporation, dated June 15, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 15, 2009

PATRIOT COAL CORPORATION
By:	/s/ Mark N. Schroeder
Mark N. Schroeder
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Patriot Coal Corporation, dated June 15, 2009.